UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013

______________________________

LED LIGHTING COMPANY

 (Exact name of registrant as specified in its charter)

DELAWARE	000-54146	27-3566984
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

4000 Bridgeway, Suite 400

Sausalito, California 94965

(Address of principal executive offices)

(877) 823-0653

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into A Material Definitive Agreement

On May 28, 2013, the Company entered into a Share Cancellation Agreement with the then 3 existing stockholders of the Company pursuant to which the stockholders agreed to collectively cancel 18,900,000 of their issued and outstanding shares resulting in 1,100,000 shares issued and outstanding among the 3 stockholders.  One of the 3 existing stockholders is Joseph Merhi, who is also a director of the Company.  The summary of the Share Cancellation Agreement is qualified in its entirety by reference to the Share Cancellation Agreement which is filed as an exhibit to this current report.

On May 28, 2013, the Company entered into a Consulting Agreement with George Mainas pursuant to which the Company agreed to pay $140,000 in exchange for certain consulting services to the Company. The summary of the Consulting Agreement is qualified in its entirety by reference to the Consulting Agreement which is filed as an exhibit to this current report.

Effective June 1, 2013, the Company entered into a Consulting Agreement with Mark Wolff pursuant to which he has agreed to be engaged as the Vice President of Sales and Marketing of the Company.  The agreement is for a period of one (1) year, subject to any earlier termination.  The compensation payable to Mr. Wolff under the agreement is $20,833 per month.  The Company also agreed to issue Mr. Wolff a Warrant to purchase up to 500,000 shares of Company common stock at an exercise price of $1.00 per share, vesting in 12 monthly increments and terminating in 3 years. The summary of the Consulting Agreement and form of Warrant is qualified in its entirety by reference to the agreements which are filed as exhibits to this current report.

Item 3.02

Unregistered Sales of Registered Securities

Effective May 28, 2013, the Company entered into subscription agreements with 15 accredited investors pursuant to which the Company agreed to issue a total of 3,335,000 shares of common stock at $.10 per share, and three-year warrants to purchase up to 3,335,00 shares of common stock at $1.00 per share, in exchange for cash proceeds and in-kind payments totaling $335,000.  The agreement for the issuance of shares and warrants to the investors was made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act.  The summary of the subscription agreement is qualified in its entirety by reference to the form of subscription agreement which is filed as an exhibit to this current report.

The information included in Item 1.01 regarding the Warrant for Mark Wolff provides a summary of the material terms of the Warrant and is incorporated herein by reference into this Item 3.02.  The issuance of shares and warrants to the investors was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering.

The Company’s reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of investors; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale or issuance of the securities took place directly between the investor and the Company.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2013, Joseph Merhi resigned all of his officer positions with the Company.  Mr. Merhi remains on the Board of Directors of the Company.

On May 28, 2013, the Company appointed Kevin Kearney as a director of the Company, and appointed Mr. Kearney as the Chief Executive Officer, Chief Financial Officer, President and Secretary of the Company. Mr. Kearney, age 60, is the President of Kearney & O’Banion, Inc., which he founded in 1980. Kearney & O’Banion specializes in commercial properties in San Francisco and the surrounding Bay area and has generated revenues in excess of $180 million. Mr. Kearney is responsible for marketing and sales efforts, developing and presenting proposals with cost estimates, contract negotiations, pre-construction consulting, and design and project management services. Since

2001, Mr. Kearney has also been a member of the Board of Directors of Promia, Inc., an established development firm and software provider for cyber security. Promia specializes in providing solutions designed to support highly secure, reliable, scalable and interoperable business applications for large corporations, and its customers include the U.S. Navy, National Security Agency as well as a number of Fortune 500 companies. Mr. Kearney received his MFA, Magna Cum Laude, from the University of California, Davis.  Mr. Kearney also serves on the Board of Directors of Sugarmade, Inc., a publicly traded company which sells tree-free paper products.

On May 28, 2013, the Company’s board of directors and stockholders approved the adoption of the LED Lighting Company 2013 Equity Incentive Plan (the “2013 Plan”). The 2013 Plan is intended to aid the Company in recruiting and retaining key employees, directors or consultants and to motivate them by providing incentives through the granting of awards of stock options or other stock based awards. The 2013 Plan is administered by the board of directors. Directors, officers, employees and consultants of the Company and its affiliates are eligible to participate under the 2013 Plan.  A total of 1,500,000 shares of common stock have been reserved for awards under the 2013 Plan.  The summary of the 2013 Plan described above is qualified in its entirety by reference to the 2013 Plan which is filed as an exhibit to this current report.

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 28, 2013, the Company’s board of directors and stockholders approved an amendment to the Company’s Certificate of Formation to change its corporate name to “LED Lighting Company”, and the amendment was filed with the Secretary of State of the State of Delaware on May 30, 2013.  The summary of the amendment is qualified in its entirety by reference to the amendment which is filed as an exhibit to this current report.

Item 5.07

Submission of Matters to a Vote of Security Holders

On May 28, 2013, the Company’s stockholders approved by written consent (i) an amendment to the Company’s Certificate of Formation to change its corporate name to “LED Lighting Company”; and (ii) the adoption of the 2013 Equity Incentive Plan described above.  The matters were approved by all of the outstanding shares of the Company.

Item 8.01

Other Events

Effective May 28, 2013, the Company’s principal place of business has changed to 4000 Bridgeway, Suite 400, Sausalito, California 94965.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

No.	Description

3.2	Certificate of Amendment to Certificate of Formation dated May 28, 2013
10.1	Share Cancellation Agreement dated May 28, 2013
10.2	Consulting Agreement with George Mainas dated May 28, 2013
10.3	Consulting Agreement with Mark Wolff dated June 1, 2013
10.4	Form of Warrant Agreement with Mark Wolff dated June 1, 2013
10.5	Form of Subscription Agreement
10.6	2013 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LED LIGHTING COMPANY

Dated: June 4, 2013	By:	/s/ Kevin Kearney
Kevin Kearney Chief Executive Officer